Interest and Other Income (Expense), Net - Interest and Other Income (Expense), Net (Detail) - USD ($) $ in Thousands	12 Months Ended
	Sep. 30, 2016	Sep. 30, 2015	Sep. 30, 2014
Other Income and Expenses [Abstract]
Interest income	$ 6,815	$ 4,615	$ 4,075
Interest expense	(1,667)	(3,142)	(3,483)
Foreign exchange loss	(1,998)	(8,130)	(3,447)
Other, net	(1,593)	4,113	(3,243)
Total	$ 1,557	$ (2,544)	$ (6,098)